Blackstone Mortgage Trust, Inc. April 23, 2019 First Quarter Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT’s
increased
1Q’19
earnings
power
reflects
the
increased
scale
of
its
$16.1
billion
senior
loan
portfolio
(a)
1Q’19
EPS
of
$0.62
and
Core
EPS
(b)
of
$0.71
represent
growth
of
$0.06
and
$0.07
over
1Q’18
$12.1
$16.1
$0.64
$0.71
$0.40
$0.45
$0.50
$0.55
$0.60
$0.65
$0.70
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
1Q'18
1Q'19
Outstanding Portfolio
(a)
BXMT Highlights
Increased Scale and Earnings Power
Dividend Coverage
(d)
Dividend Yield
(c)
115%
7.2%
100%
62%
Performing Loans
Loan-to-Value
(a)(e)
Core EPS
($ in billions, except per share data)
Information included in this presentation is as of or for the period ended March 31, 2019, unless otherwise indicated.
(a)
Includes $447 million and $450 million of Non-Consolidated Senior Interests as of December 31, 2018 and March 31, 2019, respectively, and investment exposure to the $1.0 billion 2018 Single
Asset Securitization through a $99 million subordinate risk retention interest.
(b)
See Appendix for a definition and reconciliation to GAAP net income.
(c)
Based
on
annualized
dividend
and
BXMT
closing
price
as
of
April
22,
2019.
(d)
Reflects ratio of Core Earnings to dividends declared.
(e)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(f)
1Q 2018 GAAP EPS was $0.56. See Appendix for a  definition and reconciliation to GAAP net income.
(f)

Blackstone Mortgage Trust

Originations
Originations
Earnings &
Dividends
Earnings &
Dividends
EPS
of
$0.62
and
Core
Earnings
(a)
per
share
of
$0.71,
or
$88
million
Increased
book
value
per
share
by
$0.12
to
$27.32;
paid
$0.62
per
share
dividend
First Quarter 2019 Results
Portfolio
Composition
Portfolio
Composition
Capitalization
Capitalization
Interest Rates
Interest Rates
$699
million
of
originations
and
$204
million
of
fundings
under
previously
originated
loans
Net
portfolio
growth
of
$298
million
and
TTM
(b)
net
fundings
of
$3.6
billion
$16.1
billion
(c)
portfolio
secured
by
institutional
quality
real
estate
in
major
markets
100%
performing
portfolio
with
a
weighted
average
origination
LTV
(c)(d)
of
62%
Post
quarter
end,
closed
a
$500
million
senior
secured
term
loan
at
L+2.50%
(99.75
OID)
with
a
7-year
term
$12.0
billion
diversified
asset-level
financing
structure;
2.8x
debt-to-equity
ratio
(e)
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability
Increased
LIBOR
translates
to
increased
earnings,
(f)
while
LIBOR
floors
in
certain
loans
mitigate
the
impact
of
potential
rate
declines
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Represents the twelve months ended March 31, 2019.
(c)
Includes $450 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
(d)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
(e)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity.
(f)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments and therefore our net income. See Appendix for important disclosures.

Blackstone Mortgage Trust

$26.28
$26.95
$27.32
1Q'17
1Q'18
1Q'19
$0.62
$0.09
Earnings & Dividends
Earnings & Dividends
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Based on annualized dividend and BXMT closing price as of April 22, 2019.
(c)
1Q GAAP EPS was $0.62; retained Core Earnings refers to the amount of Core Earnings in excess of dividends paid for the periods presented.
$0.62
Quarterly
Dividend
Dividends Paid
Retained
Core Earnings
Book Value Per Share Growth
1Q
Core
Earnings
Per
Share
(c)
1Q
GAAP
EPS
of
$0.62
and
Core
Earnings
(a)
of
$0.71
per
share;
$0.62
per
share
dividend
equates
to
a
7.2%
dividend
yield
(b)
Retained
earnings
in
excess
of
quarterly
dividends
enhanced
book
value
per
share

Blackstone Mortgage Trust

$3.1
$6.7
Originations
Originations
($ in billions)
TTM Net Fundings
100% senior loans
100% floating rate
U.S., Canada and Europe
1Q 2019 Origination Highlights
$147
million
average
loan
size
(b)
$3.6B
Net Fundings
Fundings
Repayments
$699
million
of
originations
and
$204
million
of
fundings
under
previously
originated
loans
Net
portfolio
growth
of
$298
million
and
TTM
(a)
net
fundings
of
$3.6
billion
Originations
in
U.S.,
Europe,
and
Canada
demonstrate
our
global
reach,
taking
advantage
of
Blackstone’s
scale
(a)
Represents the twelve months ended March 31, 2019.
(b)
Excluding upsizes
and loans originated in the Walker & Dunlop joint venture.

Blackstone Mortgage Trust

Portfolio Composition
Collateral Diversification
(a)
(a)
Includes $450 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
(b)
Reflects weighted average LTV as of the date investments were originated or acquired by BXMT.
Weighted Average LTV
(a)(b)
62%
States that comprise less than 1% of total portfolio
BE
CAN
ES
7%
UK
9%
2%
1%
AU
2%
Self-Storage
Condo
Retail
Industrial
Office
Hotel
Other
Multi
$16.1B
portfolio
1%
AZ
CO
1%
DC
2%
NC
1%
OH
1%
TN
1%
1%
WA
GA
3%
TX
2%
FL
4%
HI
5%
IL
7%
VA
5%
CA
15%
MD
1%
MA
2%
NY
26%
NV
1%
Major Market Focus
(a)
$16.1
billion
portfolio
(a)
comprising
123
assets
secured
by
institutional
quality
real
estate,
with
71%
in
gateway
markets
High
quality
100%
performing
portfolio
with
low
weighted
average
LTV
(a)(b)
of
62%

Blackstone Mortgage Trust

Capitalization
$12.0
billion
of
outstanding
asset-level
financing
on
a
market-leading,
match-funded
basis
Issued
1.9
million
shares
through
ATM
program
at
an
average
1.27x
P/B
($66
million
gross
proceeds)
(a)
Includes $1.3 billion of consolidated securitized debt obligations as well as $0.9 billion of securitized debt held by third-parties in the $1.0 billion 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet. Refer to our consolidated financial statements for further discussion of the subordinated risk retention interest related to the 2018 Single Asset
Securitization.
(b)
Includes
$107
million
of
loan
participations
sold
and
$450
million
of
Non-Consolidated
Senior
Interests,
which
result
from
non-recourse
sales
of
senior
loan
interests
in
loans
BXMT
originates.
BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(c)
Represents (i) total outstanding secured debt agreements and convertible notes, less cash, to (ii) total equity.
($ in billions)
Financing
(Outstanding Balance)
Credit Facilities
11 Credit Providers
Corporate Debt
Convertible Notes and Secured Facility
Corporate Obligations
Senior Loan
Interests
(b)
$9.2
$0.6
$0.6
$9.8
Securitized
Debt
(a)
$2.2
CLO and Single Asset Securitization
2.8x
Debt-to-Equity Ratio
(c)
Senior Syndications

Blackstone Mortgage Trust

-2.00%
-1.50%
-1.00%
-0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
Interest Rates
Floating
rate
assets
and
matched
liabilities
support
book
value
and
earnings
stability
1.0%
increase
in
USD
LIBOR
would
increase
earnings
per
share
by
$0.05
per
quarter,
(a)
while
LIBOR
floors
in
certain
loans
mitigate
the
impact
of
potential
rate
declines
(a)
Changes in interest rates and credit spreads may affect our net interest income from loans and other investments and therefore our net income. Reflects impact on net income, net of incentive fees, on U.S. dollar denominated portfolio. See Appendix for important disclosures.
(b)
Includes $450 million of Non-Consolidated Senior Interests and investment exposure to the $1.0 billion 2018 Single Asset Securitization through a $99 million subordinate risk retention interest.
Sensitivity to USD LIBOR
(a)
(Quarterly Earnings per Share)
Portfolio
Fixed
vs.
Floating
(b)
(% of Total Investment Exposure)
Floating
Fixed
USD LIBOR
$0.00
+$0.03
+$0.05
+$0.08
+$0.10
($0.02)
($0.03)
($0.04)
($0.03)
Floors Protect Against
USD LIBOR Declines
4%
96%

Appendix

Blackstone Mortgage Trust

GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
224.8
$
$—

224.8
$
Interest Expense
(118.7)

0.1

(118.6)

Management and
Incentive Fees
(19.8)

—

(19.8)

General and Administrative
Expenses
(1.5)

—

(1.5)

Non-Cash
Compensation
(7.8)

7.8

—

Hedging and Foreign Currency
Income, net
(a)
—

3.2

3.2

Net Income Attributable to
Non-controlling Interests
(0.4)

—

(0.4)

Total
76.6
$
11.1
$
87.7
$
4Q'18 Loans
Outstanding
Fundings
Repayments
1Q'19 Loans
Outstanding
Appendix –
First Quarter 2019 Operating Results & Net Fundings
Net Fundings
(b)(c)
($ in billions)
Operating Results
($ in millions)
$16.1
$15.8
($0.5)
(a)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(b)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments.
(c)
Includes $447 million and $450 million of Non-Consolidated Senior Interests as of December 31, 2018 and March 31, 2019, respectively, and investment exposure to the $1.0 billion 2018 Single
Asset Securitization through a $99 million subordinate risk retention interest.
$0.71
Core Earnings per Share
$0.62
Net Income per Share
$298 million
1Q’19 Net Fundings
$0.8

Blackstone Mortgage Trust

Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)(c)
Balance
(b)(c)
Value
Maturity
(d)
Location
Type
SQFT / Unit / Key
LTV
(a)
Loan 1
Senior loan
3/22/2018
$  1,076
$  1,076
$  1,069
L + 3.15
%
L + 3.40
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 2
Senior loan
5/11/2017
753
691
688
L + 3.40
%
L + 3.60
%
6/10/2023
Washington DC
Office
$338 / sqft
62%
Loan 3
Senior loan
(b)
8/6/2015
481
481
87
5.75
%
5.77
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 4
Senior loan
5/1/2015
355
342
342
L + 2.85
%
L + 3.02
%
5/1/2023
New York
Office
$434 / sqft
68%
Loan 5
Senior loan
2/13/2018
330
325
325
L + 3.42
%
L + 3.52
%
3/9/2023
New York
Multi
$786,898 / unit
62%
Loan 6
Senior loan
1/7/2015
350
325
324
L + 2.50
%
L + 2.76
%
1/9/2021
New York
Office
$278 / sqft
53%
Loan 7
Senior loan
10/23/2018
352
316
314
L + 3.40
%
L + 3.72
%
10/23/2021
New York
Mixed-Use
$287 / sqft
65%
Loan 8
Senior loan
1/11/2019
313
313
309
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified - UK
Other
$151 / sqft
59%
Loan 9
Senior loan
3/31/2017
339
303
300
L + 3.50
%
L + 3.87
%
8/9/2023
Maui
Hotel
$398,832 /  key
61%
Loan 10
Senior loan
11/30/2018
291
275
272
L + 2.83
%
L + 3.20
%
12/9/2023
New York
Hotel
$224,913 /  key
73%
Loan 11
Senior loan
11/30/2018
254
247
245
L + 2.80
%
L + 3.17
%
12/9/2023
San Francisco
Hotel
$363,291 /  key
73%
Loan 12
Senior loan
12/11/2018
310
241
238
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
$203 / sqft
78%
Loan 13
Senior loan
8/3/2016
276
236
237
L + 4.66
%
L + 5.32
%
8/9/2021
New York
Office
$325 / sqft
57%
Loan 14
Senior loan
12/22/2017
225
225
224
L + 2.80
%
L + 3.16
%
1/9/2023
Chicago
Multi
$326,087 / unit
65%
Loan 15
Senior loan
5/9/2018
219
219
218
L + 3.00
%
L + 3.24
%
5/9/2023
New York
Industrial
$62 / sqft
70%
Loans 16 - 122
Senior loans
Various
12,316
9,437
9,317
5.85
%
(e)
6.24
%
(e)
Various
Various
Various
Various
62%
Total/Wtd. avg.
$  18,240
$  15,053
$  14,509
5.59
%
5.95
%
3.8 yrs
64%
Cash
All-in
Coupon
Yield
Portfolio Details
($ in millions)
(a)
Date loan was originated or acquired by BXMT, and the LTV as of such date.
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
March 31, 2019, three loans in the portfolio have been financed with an aggregate $450 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Portfolio excludes our $99 million subordinate risk retention interest in the $1.0 billion 2018 Single Asset Securitization.
(d)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(e)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
March 31, 2019
December 31, 2018
Assets
Cash and cash equivalents
79,437
$
105,662
$
Loans receivable, net
14,508,735
14,191,200
Other assets
208,048
170,513
Total assets
14,796,220
$
14,467,375
$
Liabilities and equity
Secured debt agreements, net
9,208,010
$
8,974,756
$
Loan participations sold, net
107,237
94,418
Securitized debt obligations, net
1,286,417
1,285,471
Convertible notes, net
610,684
609,911
Other liabilities
132,283
128,212
Total liabilities
11,344,631
11,092,768
Commitments and contingencies
—
—
Equity
Class A common stock, $0.01 par value
1,257
1,234
Additional paid-in capital
4,039,805
3,966,540
Accumulated other comprehensive loss
(30,756)
(34,222)
Accumulated deficit
(570,908)
(569,428)
Total
Blackstone
Mortgage
Trust,
Inc.
stockholders’
equity
3,439,398
3,364,124
Non-controlling interests
12,191
10,483
Total equity
3,451,589
3,374,607
Total liabilities and equity
14,796,220
$
14,467,375
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended March 31,
2019
2018
Income from loans and other investments
Interest and related income
224,759
$
155,425
$
Less: Interest and related expenses
118,688

69,989

Income from loans and other investments, net
106,071

85,436

Other expenses
Management and incentive fees
19,790

15,492

General and administrative expenses
9,313

8,708

Total other expenses
29,103

24,200

Income before income taxes
76,968

61,236

Income tax provision
101

120

Net income
76,867
$
61,116
$
Net income attributable to non-controlling interests
(302)

(158)

Net income attributable to Blackstone Mortgage Trust, Inc.
76,565
$
60,958
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
124,333,048

108,397,598

Net income per share of common stock
0.62
$
0.56
$

Blackstone Mortgage Trust

Per Share Calculations
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
Core Earnings
Reconciliation
Book Value
per Share
Earnings
per Share
(Amounts in thousands, except per share data)
Three Months Ended
March 31, 2019
December 31, 2018
Stockholders’
equity
3,439,398
$
3,364,124
$
Shares
Class A common stock
125,667
123,436
Deferred stock units
237
229
Total outstanding
125,904
123,665
Book value per share
27.32
$
27.20
$
Three Months Ended
March 31, 2019
December 31, 2018
Net income
(a)
76,565
$
73,643
$
Non-cash compensation expense
7,768
7,666
Hedging and foreign currency income, net
(b)
3,271
1,942
Other items
95
394
Core Earnings
87,699
$
83,645
$
Weighted-average shares outstanding, basic and diluted
124,333
121,588
Core Earnings per share, basic and diluted
0.71
$
0.69
$
Three Months Ended
March 31, 2019
December 31, 2018
Net income
(a)
76,565
$
73,643
$
Weighted-average shares outstanding, basic and diluted
124,333
121,588
Earnings per share, basic and diluted
0.62
$
0.61
$

Blackstone Mortgage Trust

Reconciliation of Net Income to Core Earnings
(a)
Represents net income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily
represents
the
forward
points
earned
on
our
foreign
currency
forward
contracts,
which
reflect
the
interest
rate
differentials
between
the
applicable
base
rate
for
our
foreign
currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(c)
Adjustment in respect of the deferral in Core Earnings of the accretion of a total $9.1 million of purchase discount attributable to a certain pool of GE portfolio loans until repayment in full of the remaining loans in the pool is substantially assured.
(Amounts in thousands, except per share data)
2019
2018
Net income
(a)
76,565
$
60,958
$
Non-cash compensation expense
7,768
6,976
Hedging and foreign currency income, net
(b)
3,271
854
GE purchase discount accretion adjustment
(c)
—
(17)
Other items
95
534
Core Earnings
87,699
$
69,305
$
Weighted-average shares outstanding, basic and diluted
124,333
108,398
Net income per share, basic and diluted
0.62
$
0.56
$
Core Earnings
per share, basic and diluted
0.71
$
0.64
$
Three Months Ended March 31,

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
an
adjusted
measure
that
helps
BXMT
evaluate
its
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
it
believes
are
not
necessarily
indicative
of
its
current
loan
origination
portfolio
and
operations.
Although
according
to
its
management
agreement
BXMT
calculates
the
incentive
and
base
management
fees
due
to
its
Manager
using
Core
Earnings
before
incentive
fees
expense,
BXMT
reports
Core
Earnings
after
incentive
fees
expense,
as
BXMT
believes
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
its
class
A
common
stock.
Core
Earnings
is
defined
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
net
income
(loss)
attributable
to
the
CT
Legacy
Portfolio,
(ii)
non-cash
equity
compensation
expense,
(iii)
depreciation
and
amortization,
(iv)
unrealized
gains
(losses),
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
BXMT’s
manager,
subject
to
approval
by
a
majority
of
its
independent
directors.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
BXMT’s
GAAP
cash
flows
from
operations,
a
measure
of
BXMT’s
liquidity,
or
an
indication
of
funds
available
for
its
cash
needs.
In
addition,
BXMT’s
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
its
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.
Earnings
Sensitivity
to
LIBOR:
Reflects
the
impact
on
net
income,
net
of
incentive
fees,
assuming
no
changes
in
credit
spreads,
portfolio
composition,
or
asset
performance.
Assumes
no
change
in
general
and
administrative
expenses,
management
fees,
or
other
non-interest
expenses
relative
to
those
incurred
for
the
quarter
ended
March
31,
2019.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-
looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2018,
as
such
factors
may
be
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.